      As filed with the Securities and Exchange Commission on September 9, 1998
                                                       Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                             ---------------------------

                                       FORM S-8
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------------

                                  BRC HOLDINGS, INC.
              (Exact name of registrant as specified in its charter)


           DELAWARE                                          75-1533071
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                                1111 WEST MOCKINGBIRD
                                      SUITE 1500
                                 DALLAS, TEXAS 75247
                 (Address of Principal Executive Offices) (Zip Code)

                              -------------------------
                                  BRC HOLDINGS, INC.
                              401(K) RETIREMENT SAVINGS
                                    PLAN AND TRUST
                               (Full title of the plan)

                              -------------------------

                                   THOMAS E. KIRALY
                               CHIEF FINANCIAL OFFICER
                                  BRC HOLDINGS, INC.
                                1111 WEST MOCKINGBIRD
                                      SUITE 1500
                                 DALLAS, TEXAS 75247
                                    (214) 688-1800
                      (Name and address, including zip code, and
             telephone number, including area code, of agent for service)

                              -------------------------
                                       Copy to:
                                  KENT JAMISON, ESQ.
                              LOCKE PURNELL RAIN HARRELL
                             (A PROFESSIONAL CORPORATION)
                                   2200 ROSS AVENUE
                                      SUITE 2200
                                 DALLAS, TEXAS 75201

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
       TITLE OF                           PROPOSED MAXIMUM    PROPOSED MAXIMUM
   SECURITIES TO BE      AMOUNT TO BE    OFFERING PRICE PER      AGGREGATE           AMOUNT OF
      REGISTERED         REGISTERED*           SHARE*         OFFERING PRICE*    REGISTRATION FEE*
----------------------------------------------------------------------------------------------------
 Common Stock, $.10     350,000 shares         $15.19            $5,316,500          $1,569.00
 par value*
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee. This fee was calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices for a share of the Common Stock on the Nasdaq Stock Market National Market on September 3, 1998.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                        PART I
                 INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

     The information specified by Item 1 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended, and the introductory note to Part I of Form S-8.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     The information specified by Item 2 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended, and the introductory note to Part I of Form S-8.

                                       PART II
                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The documents set forth below are incorporated by reference in this Registration Statement. All documents subsequently filed by BRC Holdings, Inc. (the "Company") and by the BRC Holdings, Inc. 401(k) Retirement Savings Plan and Trust (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

     (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and the Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1997.

     (2) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Reports referred to in (1) above.

     (3) The description of the Company's Common Stock, par value $.10 per share, contained in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on February 16, 1988, including any amendments or reports filed for the purposes of updating such description.

     Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that the statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, or in any document forming any part of the Section 10(a) Prospectus to be delivered to participants in connection with, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Ninth of the Company's Certificate of Incorporation as amended contains provisions that eliminate the personal liability of the Company's directors for monetary damages resulting from breaches of their fiduciary duty to the fullest extent permitted by Delaware General Corporation Law (the "DGCL"). Article VI of the Company's Bylaws contain provisions requiring the indemnification of the Company's directors and officers upon and pursuant to the terms specified therein and under the applicable provisions of the DGCL. The Company believes that these provisions are necessary to attract and retain qualified persons as directors and officers.

     Section 145 of the DGCL provides broad authority for indemnification of officers and directors. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     The foregoing summaries are necessarily subject to the complete text of the applicable DGCL statutes, Certificate of Incorporation and Bylaws of the Company referred to above and are qualified in their entirety by reference thereto.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

EXHIBIT NUMBER                         DESCRIPTION
--------------                         -----------
     4.1       Restated Certificate of Incorporation of the Company
               (incorporated by reference to Exhibit 3(b) to the Company's
               Annual Report on Form 10-K for the year ended December 31, 1996
               (the "1996 Form 10-K")).

     4.2       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(c) to the Company's 1996 Form 10-K).

     4.3       Certificate of Amendment of Certificate of Incorporation of
               Cronus Industries, Inc. (incorporated by reference to
               Exhibit 3(d) to the Company's 1996 Form 10-K).

     4.4       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997
               Form 10-K")).


                                     -3-


     4.5 Certificate of Correction to the Certificate of Amendment to the Restated Certificate of Incorporation of Cronus Industries, Inc.
               (incorporated by reference to Exhibit 3(f) to the Company's 1997
               Form 10-K).

     4.6       Certificate of Designation of Series A Junior Participating
               Preferred Stock of the Company (incorporated by reference to Exhibit 3(g) to the Company's 1997 Form 10-K).

     4.7 Certificate of Designation, Preferences, Rights and Limitations of 7% Series B Cumulative Convertible Exchangeable Preferred
               Stock of the Company (incorporated by reference to Exhibit 3(h) to the Company's 1997 Form 10-K).

     4.8       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(i) to the Company's 1996 Form 10-K).

     4.9       Certificate of Amendment to the Restated Certificate of
               Incorporation of Business Records Holding Company (incorporated by reference to Exhibit 3(j) to the Company's 1996 Form 10-K).

     4.10 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-2 (Registration
               No. 2-94283)).

     5.1*      Opinion of Locke Purnell Rain Harrell (A Professional
               Corporation).

     23.1*     Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     23.2*     Consent of Locke Purnell Rain Harrell (A Professional
               Corporation) (included in opinion filed as Exhibit 5.1).

     24* Power of Attorney (included on the signature page of this Registration Statement).

     99.1* BRC Holdings, Inc. 401(k) Retirement Savings Plan and Trust, as amended.

--------------------------
*   Filed herewith.

     The Company hereby undertakes that it will submit or has submitted the plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9.  UNDERTAKINGS.

     (a)  The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

               PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. L. Morrison and Thomas E. Kiraly, each of them or any one of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, in any and all capacities, any or all amendments (including post-effective amendments) to this Registration Statement now or hereafter filed by or on behalf of BRC Holdings, Inc. (the "Company") covering securities issued or issuable under or in connection with the Company's 401(k) Retirement Savings Plan and Trust (as now or hereafter amended) and to file the same, with all exhibits, thereto and other documents required in connection therewith, with the Securities and Exchange Commission and any state or other securities authority, granting unto said attorneys-in-fact and agents, and each of them or any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or any one of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 31st day of August, 1998.

                                     BRC HOLDINGS, INC.


                                     By:  /s/ J.L. Morrison
                                          -------------------------------------
                                          President and Chief Operating Officer

     Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     SIGNATURE                            TITLE                                    DATE
     ---------                            -----                                    ----
 /s/ J.L. Morrison           President and Chief Operating Officer             August 31, 1998
--------------------------   (Principal Executive Officer)
 J. L. Morrison


 /s/ Thomas E. Kiraly        Chief Financial Officer (Principal Accounting     August 31, 1998
--------------------------   and Principal Financial Officer)
 Thomas E. Kiraly


 /s/ L.D. Brinkman           Director                                          August 31, 1998
--------------------------
 L.D. Brinkman


 /s/ Robert E. Masterson     Director                                          August 31, 1998
--------------------------
 Robert E. Masterson


 /s/ David H. Monnich        Director                                          August 31, 1998
--------------------------
 David H. Monnich


 /s/ Paul T. Stoffel         Director                                          August 31, 1998
--------------------------
 Paul T. Stoffel

     Pursuant to the requirements of the Securities Act of 1933, the Trustee (or other persons who administer the Plan) has duly caused this Form S-8 Registration Statement to be signed on behalf of the Plan by the undersigned, thereunto duly authorized, in the City of Malvern, Commonwealth of Pennsylvania, on the 4th day of September, 1998.

                                   BRC HOLDINGS, INC. 401(K) RETIREMENT SAVINGS
                                   PLAN AND TRUST

                                   By:  The Vanguard Group, Plan Trustee


                                        By:  /s/ R. Gregory Barton
                                             ----------------------------------
                                        Printed Name: R. Gregory Barton
                                                      -------------------------
                                        Title:  Managing Director and General
                                                -------------------------------
                                                Counsel
                                                -------------------------------

                               INDEX TO EXHIBITS

   EXHIBIT
    NUMBER               EXHIBIT
   -------               -------
     4.1       Restated Certificate of Incorporation of the Company
               (incorporated by reference to Exhibit 3(b) to the Company's
               Annual Report on Form 10-K for the year ended December 31, 1996
               (the "1996 Form 10-K")).

     4.2       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(c) to the Company's 1996 Form 10-K).

     4.3       Certificate of Amendment of Certificate of Incorporation of
               Cronus Industries, Inc. (incorporated by reference to
               Exhibit 3(d) to the Company's 1996 Form 10-K).

     4.4       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(e) to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997
               Form 10-K")).

     4.5 Certificate of Correction to the certificate of Amendment to the Restated Certificate of Incorporation of Cronus Industries, Inc.
               (incorporated by reference to Exhibit 3(f) to the Company's 1997
               Form 10-K).

     4.6       Certificate of Designation of Series A Junior Participating
               Preferred Stock of the Company (incorporated by reference to Exhibit 3(g) to the Company's 1997 Form 10-K).

     4.7 Certificate of Designation, Preferences, Rights and Limitations of 7% Series B Cumulative Convertible Exchangeable Preferred
               Stock of the Company (incorporated by reference to Exhibit 3(h) to the Company's 1997 Form 10-K).

     4.8       Certificate of Amendment to the Restated Certificate of
               Incorporation of Cronus Industries, Inc. (incorporated by reference to Exhibit 3(i) to the Company's 1996 Form 10-K).

     4.9       Certificate of Amendment to the Restated Certificate of
               Incorporation of Business Records Holding Company (incorporated by reference to Exhibit 3(j) to the Company's 1996 Form 10-K).

     4.10 Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-2 (Registration
               No. 2-94283)).


     5.1*      Opinion of Locke Purnell Rain Harrell (A Professional
               Corporation).

    23.1*      Consent of PricewaterhouseCoopers LLP, Independent Accountants.

    23.2*      Consent of Locke Purnell Rain Harrell (A Professional
               Corporation) (included in opinion filed as Exhibit 5.1).

    24* Power of Attorney (included on the signature page of this Registration Statement).

    99.1* BRC Holdings, Inc. 401(k) Retirement Savings Plan and Trust, as amended.

---------------------------
*  Filed herewith.